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                                                                    EXHIBIT 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report incorporated by reference in this Form S-3.

Arthur Andersen LLP

Baltimore, Maryland,
July 31, 1997